SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 24, 2002
(Date of earliest event reported)

Commission File No. 333-74308



                    Wells Fargo Asset Securities Corporation


        Delaware                                         52-1972128
- --------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)
7485 New Horizon Way


Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
- --------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.    Other Events
           ------------

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by UBS Warburg LLC which are hereby filed pursuant to such letter.


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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
- -----------------                  -----------
    (99)                           Computational Materials
                                   prepared by UBS Warburg LLC in
                                   connection with Wells Fargo
                                   Asset Securities Corporation,
                                   Mortgage Pass-Through
                                   Certificates, Series 2002-4.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION

January 24, 2002

                                   By:  /s/ Alan S. McKenney
                                        ------------------------
                                        Alan S. McKenney
                                        Vice President


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                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.                         Description                   Electronic (E)
- -----------                         -----------                   --------------
   (99)                             Computational Materials              P
                                    prepared by UBS Warburg LLC
                                    in connection with Wells Fargo
                                    Asset Securities Corporation,
                                    Mortgage Pass-Through
                                    Certificates, Series 2002-4.

                                                                  Exhibit No. 99